John Hancock Funds II

Asia Pacific Total Return Bond Fund

Supplement dated January 3, 2014 to the current Class A Shares Prospectus of the fund, as may be supplemented from time to time.

Effective February 3, 2014, Class A sales charges of the fund are being reduced as set forth below.

The following amends and restates the information regarding Class A shares presented under the heading “Fees and expenses — Shareholder fees (fees paid directly from your investment)” in the “Fund summary” section:

Shareholder fees (fees paid directly from your investment)	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	4.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000)	$20

In addition, the following amends and restates the information presented under the heading “Expense example” in the “Fund summary” section:

Expenses ($)	Class A
1 year	1,881
3 years	4,360
5 years	6,308
10 years	9,538

The following amends and restates the information presented in the table immediately below the heading “How sales charges are calculated — Class A sales charges are as follows:” in the “Your account” section:

Your investment	As a % of offering price*	As a % of your investment
Less than $100,000	4.00%	4.17%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1,000,000 and over	See below

* Offering price is the net asset value per share plus any initial sales charges

Effective February 3, 2014, shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.